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                                                                   EXHIBIT 10.13

               ELEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
                                 JUNE 14, 1996

     This Eleventh Amendment to Loan and Security Agreement (the "Amendment") is made and entered into on this 14th day of June, 1996, to be effective as of the respective date herein indicated, by and between RED MAN PIPE & SUPPLY CO., an oklahoma corporation ("Borrower"), and FLEET CAPITAL CORPORATION, a Rhode Island corporation, successor-in-interest by merger to Fleet Capital Corporation, a Connecticut corporation, formerly known as Shawmut Capital Corporation, successor-in-interest to Barclays Business Credit, Inc. ("Lender").

PRELIMINARY STATEMENTS:

     1. Borrower and Lender have entered into that certain Loan and Security Agreement dated as of May 3, 1991, as heretofore amended (as amended from time to time, the "Agreement").

     2. Borrower and Lender desire to amend the Agreement and the other Agreements as hereinafter set forth.

AGREEMENTS:

     NOW, THEREFORE, in consideration of the agreements herein contained, subject to the terms and conditions set forth herein, Borrower and Lender hereby agree as follows, and agree that, subject to satisfaction of the provisions of
Section 6 hereof, the amendments specified below shall be effective from and after the respective date herein indicated and shall be incorporated into the Agreement and shall supersede those provisions in the Agreement referenced as follows:

     1. DEFINITIONS.

          (a) Terms used herein and defined in the Agreement shall have the meanings set forth in the Agreement, except as otherwise provided herein.

          (b) Effective as of May 1, 1996, the definition of "Base Rate" contained in Section 1.1 of the Agreement is amended by deleting the words "Fleet National Bank of Connecticut," and substituting therefor the words "Fleet National Bank".

          (c) Effective as of the date of execution of this Amendment, the definition of "Borrowing Base" contained in Section 1.1 of the Agreement is amended and restated to read in its entirety as follows:

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          "Borrowing Base - as at any date of determination thereof, an amount equal to the lesser of:

          (a) the Revolving Credit Loan Commitment as of such date; or

          (b)  an amount up to:

               (i) ninety percent (90%) of the net amount (after deduction of such reserves as Lender deems proper and necessary, in its sole discretion, including a reserve for sales tax payables) of Eligible Accounts outstanding at such date;

                                      PLUS

               (ii) the lesser of (A) $5,000,000 or (B) ninety percent (90%) of the net amount (after deduction of such reserves as Lender deems proper and necessary, in its sole discretion, including a reserve for sales tax payables) of Eligible International Accounts outstanding at such date;

                                      PLUS

               (iii) the lesser of (A) $15,000,000 or (B) sixty percent (60%) of the value of (after deduction of such reserves as Lender deems proper and necessary, in its sole discretion) of Eligible Inventory at such date consisting of oil country tubular goods held for sale in the ordinary course of Borrower's business, calculated on the basis of the lower of cost or market;

                                      PLUS

               (iv) the lesser of (A) $25,000,000 or (B) fifty percent (50%) of the value (after deduction of such reserves as Lender deems proper and necessary, in its sole discretion) of Eligible Inventory at such date consisting of consumable supplies held for sale in the ordinary course of Borrower's business, calculated on the basis of the lower of cost or market and of Eligible Inventory at such date consisting of line pipe held for sale in the ordinary course of Borrower's business, calculated on the basis of the lower of cost or market;

                                      MINUS (subtract from the sum of clauses
               (i), (ii), (iii), and (iv) above)

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                    (v) an amount equal to the sum of (A) the face amount of all
                    LC Guaranties and Letters of Credit issued by Lender or Affiliates of Lender and outstanding at such date and (B) any amounts which Lender may be obligated to pay in the future for the account of Borrower pursuant to this Agreement, the other Agreements or otherwise.

          For purposes hereof, the net amount of Eligible Accounts or Eligible International Accounts, as the case may be, at any time shall be the face amount of such Eligible Accounts or such Eligible International Accounts, less any and all returns, discounts (which may, at Lender's option, be calculated on shortest terms), credits, allowances or excise taxes of any nature at any time issued, owing, claimed by Account Debtors, granted, outstanding or payable in connection with such Accounts at such time."

          (d) Effective as of the date of execution of this Amendment, the definitions of "Eurodollar Base Rate," "Eurodollar Loans," "Real Propertv" and "Term Note" contained in Section 1.1 of the Agreement are hereby deleted, and the following shall be substituted therefor:

     "Eurodollar Base Rate" - with respect to a Eurodollar Loan, a rate per annum (rounded upwards, if necessary, to the next higher 1/8 of 1%) equal to the quotient of the following: (a) the rate (rounded to the nearest 1/8 of 1% or, if there is no nearest 1/8 of 1%, the next higher 1/8 of 1%) at which deposits in U.S. dollars, in immediately available funds, approximately equal in principal amount to the then outstanding principal balance of all Revolving Credit Loans are offered to Bank for a one month period in the London interbank foreign currency deposits market at approximately 11 :00 a.m. (London time) on any day within the term of this Agreement, or if such day is not a Business Day, on the previous next preceding Business Day, divided bv (b) the difference of l.00 minus the Eurodollar Reserve Requirement. Each determination by Lender of any Eurodollar Base Rate shall, in the absence of manifest error, be conclusive, and at Borrower's request, Lender shall demonstrate the basis for such determination. The foregoing notwithstanding, in the event deposits of U.S. dollars in amounts approximately equal to the outstanding principal balance of all Revolving Credit Loans for a one month period are not offered to Bank in the London interbank foreign currency deposits markets, then the numerator of the 'Eurodollar Base Rate' shall be the thirty (30) day London interbank offered rate as published from time to time by the Wall Street Journal, or if not published in the Wall Street Journal, as published in the Financial Times of London.

     "Eurodollar Loan" - a Revolving Credit Loan which bears interest at a rate based upon the Eurodollar Base Rate."

     "Real Property - those certain parcels of real property to be purchased by Borrower from Sammons Realty Corporation in connection with the advance under the Term Loan, and more particularly described on Exhibit 'L' attached hereto."

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     "Term Note - the term note to be executed by Borrower on or about the Term
Loan Closing Date in favor of Lender to evidence the Term Loan, which shall be in substantially the same form of Exhibit 'K' attached to the Eleventh Amendment."

          (e) Effective as of the date of execution of this Arnendment, the definition of "Commitment" contained in Section 1.1 of the Agreement is deleted and hereafter all references in the Amendment and the other Agreements to "Commitment" shall be deemed references to the "Revolving Credit Loan Commitment."

          (f) Effective as of the date of execution of this Amendment, Section
1.1 of the Agreement is hereby amended to include the following definition:

     "Eleventh Amendment - that certain Eleventh Amendment to Loan and Security Agreement, executed by Borrower and Lender."

     "Revolving Credit Loan Commitment - $65,000,000.00."

          (g) Effective as the date of execution of this Amendment, Section 1.1 of the Agreement is amended by deleting therefrom the definition "Eurodollar Interest Period."

     2. SUBSTITUTION OF FLEET NATIONAL BANK FOR REFERENCES TO FLEET NATIONAL BANK OF CONNECTICUT. Effective as of May 1, 1996, all references to the words "Fleet National Bank of Connecticut" contained in the Agreement are deleted and substituted therefor are the words "Fleet National Bank."

     3. THE LOANS. Effective as of the date of execution of this Amendment:

          (a) Section 2.1 (B) of the Agreement is hereby amended and restated to read in its entirety as follows:

          "(B) Subject to the terms and conditions of this Agreement, Lender agrees to make a term loan to Borrower in the aggregate principal amount of $1,550,000, which shall bear interest and be repayable in accordance with the terms of the Term Note and shall be secured by the Collateral. The Term Loan may be advanced in one advance, and the proceeds of such advance shall be used by Borrower solely for the purpose of purchasing the Real Property. The advance shall be for an amount not to exceed the purchase price of such Real Property."

          (b) Section 2.1 (D) of the Agreement is hereby deleted in its entirety.

     4. INTEREST AND CHARGES. Effective as of the date of the execution of this Amendment:

          (a) Section 3.1(A) of the Agreement is amended and restated to read as follows:

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     "The principal amount of the Term Loan outstanding from day-to-day shall bear interest, calculated daily at a fluctuating rate per annum, equal to the lesser of (i) l.0% above the Base Rate (the 'Annual Term Rate') or (ii) the Maximum Legal Rate. The principal amount of the Revolving Credit Loans outstanding from day-to-day shall bear interest, calculated daily, at the following rates per annum (individually called, as applicable an 'Annual Revolving Rate'): (i) each Eurodollar Loan shall bear interest at a rate per annum equal to the lesser of (a) 2.75% (or such lesser percentage as may be provided by subsection (H) hereof) above the Eurodollar Base Rate or (b) the Maximum Legal Rate, and (ii) each Base Rate Loan shall bear interest at the lesser of (a) a fluctuating rate per annum equal to 0.5% above the Base Rate, or
(b) the Maximum Legal Rate. Borrower shall deliver to Lender a notice electing to have the Revolving Credit Loans made hereunder accrue at the Eurodollar Base Rate or the Base Rate (plus, in each case, the percentages set forth above), and Borrower may subsequently change the manner in which interest accrues on the Revolving Credit Loans (from Eurodollar Base Rate to Base Rate or from Base Rate to Eurodollar Base Rate) by written notice to Lender, each such change being effective three (3) Business Days after receipt of such notice by Lender. All outstanding Revolving Credit Loans shall accrue interest in the same manner. Borrower may not elect to have a portion of the Revolving Credit Loans accrue interest based upon the Eurodollar Base Rate, and a portion accrue interest based upon the Base Rate (plus, in each case, the percentages set forth above). Until Lender receives the first such notice hereunder, all Revolving Credit Loans shall be Base Rate Loans. Notwithstanding anything herein to the contrary, unless otherwise agreed by Lender, the becoming due of any obligations (other than requested Revolving Credit Loans) shall be deemed irrevocably to be a request by Borrower for a Base Rate Loan on the due date on the amount then so due."

          (b) Section 3.1(B) of the Agreement is amended and restated to read as follows:

     "The interest rate on each Base Rate Loan shall be increased or decreased, as the case may be, by an amount equal to any increase or decrease in the Base Rate, with such adjustments to be effective as of the opening of business on the day that any such change in the Base Rate becomes effective. The Base Rate in effect on the date hereof shall be the Base Rate effective as of the opening of business on the date hereof, but if this Agreement is executed on the day that is not a Business Day, the Base Rate in effect on the date hereof shall be the Base Rate effective as of the opening of business on the last Business Day immediately preceding the date hereof. The interest rate on each Eurodollar Loan shall be increased or decreased, as the case may be, by an amount equal to any increase or decrease in the Eurodollar Base Rate, with such adjustments to be effective as of the opening of business on the day that any such change in the Eurodollar Base Rate becomes effective. The Eurodollar Base Rate in effect on the date hereof shall be the Eurodollar Base Rate effective as of the opening of business on the date hereof, but if this Agreement is executed on a day that is not a Business Day, the Eurodollar Base Rate in effect on the date hereof shall be the Eurodollar Base Rate effective as of the opening of business on the last Business Day immediately preceding the date hereof.

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Interest on the Loans shall be calculated daily, based on the actual days elapsed over a 360 day year. Further, for the purpose of computing interest, all items of payment received by Lender shall be applied by Lender (subject to final payment of all drafts and other items received in form other than immediately available funds) against the obligations on the first Business Day after receipt. The determination of when a payment is received by Lender will be made in accordance with Section 3.5."

          (c) Section 3.1(H) of the Agreement is amended by deleting from Subsection thereof the phrase "for the Eurodollar Interest Period applicable thereto".

          (d) Section 3.7(A) and Section 3.7(B) of the Agreement are hereby deleted in their entirety.

          (e) Section 3.7(D) of the Agreement is amended by deleting therefrom the phrase "any payment of a Eurodollar Loan occurs on a date which is not the last day of the applicable Eurodollar Interest Period, whether because of acceleration, prepayment or otherwise, or".

     5. CONDITIONS TO ADVANCES UNDER TERM LOAN. Effective as of the date of execution of this Amendment, Section l0.3 of the Agreement is hereby amended by deleting the present subsection (F) of such Section l0.3, and substituting therefor the following subsections (F), (G) and (H):

          "(F) Lender shall have received a current, fair market appraisal of the Real Property, prepared by an appraiser satisfactory to Lender, in its sole discretion, in an amount and in form and substance satisfactory to Lender, in its sole discretion;

          (G) Lender shall have received a current, complete Phase I environmental site assessment regarding the Real Property, performed by a qualified environmental engineer or specialist acceptable to Lender, in its sole discretion, such environmental site assessment to be in form and substance satisfactory to Lender, in its sole discretion, together with such other satisfactory environmental studies, reports, and reviews as shall be required by Lender, in its sole discretion; and

          (H) The Term Loan Closing Date must occur before August 31, 1996."

     6. CONDITIONS. The obligation of Lender to be bound by the provisions of this Amendment shall be subject to the fulfillment of the following conditions precedent on or before the date hereof:

          (a) Lender shall have received all of the following, each in form and substance satisfactory to Lender, in its sole discretion, and each duly executed by each party thereto, other than Lender:

               (i)  This Amendment;


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               (ii) Sale and Participation Agreement, dated on or about the date hereof, executed by the CIT Group/Business Credit, Inc. ("CIT Group") (the "Participation Agreement"); and

               (iii) All other documents Lender may request with respect to any matter relevant to this Amendment or the transactions contemplated hereby.

          (b) Lender shall have received from CIT Group the payment required to be made by CIT Group to Lender pursuant to the provisions of the Participation Agreement in connection with the purchase by CIT Group of a participation in the Loans.

          (c) No Event of Default shall have occurred and be continuing and no Default shall exist, unless such Event of Default or Default has been specifically waived in writing by Lender.

          (d) Borrower shall have performed and complied with all agreements and conditions contained in the Agreement and the other Agreements which are required to be performed or complied with by Borrower before or on the date hereof.

          (e) The representations and warranties contained in the Agreement, as amended hereby, and the other Agreements shall be true and correct in all material respects as of the date hereof, with the same force and effect as though made on and as of this date.

          (f) No material adverse change shall have occurred in the business operations, financial condition or prospects of Borrower, and no material adverse litigation shall be pending or, to the knowledge of Borrower, threatened, against Borrower.

          (g) All corporate and legal proceedings and all documents required to be completed and executed by the provisions of, and all instruments to be executed in connection with the transactions contemplated by, this Amendment and any related agreements shall be satisfactory in form and substance to Lender.

     7. NO WAIVER. Except as otherwise specifically provided for in this Amendment, nothing contained herein shall be construed as a waiver by Lender of any covenant or provision of the Agreement, the other Agreements, this Amendment, or of any other contract or instrument between Borrower and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Agreement, the other Agreements, this Amendment and any other contract or instrument between Borrower and Lender.

     8. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all Other Agreements executed and/or delivered in connection herewith have been authorized by all

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requisite corporate action on the part of Borrower and will not violate the
Certificate of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Agreement are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Lender; and (d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Agreements, as amended hereby.

     9. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     10. EXPENSES. Borrower shall pay all out-of-pocket expenses of Lender and CIT Group arising in connection with the preparation, execution, and delivery of this Amendment and the Participation Agreement, including, but not limited to, all reasonable legal fees and expenses incurred by Lender and CIT Group; provided, however, that Borrower's liability to Lender for such out-of-pocket expenses of Lender shall be limited to $5,000.00 and that Borrower's liability to CIT for such out-of-pocket expenses of CIT shall be limited to $5,000.00.

     11. CONTINUED EFFECT. Except to the extent amended hereby, all terms, provisions and conditions of the Agreement and all of the other Agreements shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

     12. FURTHER ASSURANCES. Borrower shall, at Lender's request, promptly execute or cause to be executed and delivered to Lender any and all documents, instruments or agreements deemed necessary by Lender to continue perfection of Lender's Liens, to facilitate collection of the Collateral or otherwise to give effect to or carry out the terms or intent of this Amendment.

     13. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall for all purposes be deemed an original and all of which are identical. All parties need not execute the same counterpart.

     14. FINAL AGREEMENT. THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     15. RELEASE. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS"

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OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER.
BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

     EXECUTED to be effective as of the date first above written.


                                    RED MAN PIPE & SUPPLY CO.


                                    By:     /s/ Dee Paige
                                       ------------------------------
                                    Name:     Dee Paige
                                       ------------------------------
                                    Title:    CFO
                                       ------------------------------

                                    FLEET CAPITAL CORPORATION, a Rhode Island corporation, successor-in-interest by merger to Fleet Capital Corporation, a Connecticut corporation


                                    By:      /s/ Joy L. Bartholomew
                                       ------------------------------
                                    Name:      Joy L. Bartholomew
                                       ------------------------------
                                    Title:     Vice President
                                       ------------------------------

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